Exhibit 10.3

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of July 29, 2022, is made by and between JBG SMITH PROPERTIES LP, a limited partnership formed under the laws of the State of Delaware (“Borrower”), the Banks party hereto (the “Banks”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (“Administrative Agent”).

WHEREAS, Borrower, Administrative Agent and the financial institutions initially a signatory to the Existing Credit Agreement (as defined below) together with their successors and assigns under Section 12.05 of the Existing Credit Agreement have entered into that certain Credit Agreement dated as of January 14, 2022 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”; capitalized terms used herein and not defined herein have the meanings provided in the Existing Credit Agreement as amended by this Amendment (the “Amended Credit Agreement”));

WHEREAS, Borrower has requested that Administrative Agent and Banks amend certain terms and conditions of the Existing Credit Agreement as described herein; and

WHEREAS, Administrative Agent and the Banks party to this Amendment have agreed to so amend certain terms and conditions of the Existing Credit Agreement to make certain agreed upon modifications on the terms and conditions set forth below in this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

1.Amendments to Existing Credit Agreement.  Effective as set forth in Section 2 below, the Existing Credit Agreement is hereby amended as follows (as so amended, the Existing Credit Agreement shall continue in full force and effect):
(a)The definition of “Benchmark” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“Benchmark” means, initially, (a) with respect to any Term SOFR Loan, the Term SOFR Reference Rate and (b) with respect to any Daily SOFR Loan, the Daily Effective SOFR Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate, the Daily Effective SOFR Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 3.10(c)(i).

(b)The definition of “Sanctioned Country” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“Sanctioned Country” means, at any time, a country, region or territory which is itself the subject or target of any Sanctions (at the time of this Agreement, the Crimea

Region of Ukraine, the so-called Donetsk People’s Republic or Luhansk People’s Republic regions of Ukraine, Cuba, Iran, North Korea and Syria).

(c)The definition of “Term SOFR Adjustment” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“Term SOFR Adjustment” means, for any calculation with respect to a Base Rate Loan or a SOFR Loan, a 0.10% per annum for each type of such Loan.

(d)The paragraph under the sub-heading “If to Administrative Agent under Article II” in Section 12.07(a) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

If to Administrative Agent under Article II:

Wells Fargo Bank, National Association

CRE Agency Services

600 South 4th Street, 8th Floor

Minneapolis, MN 55415

Attention: Anthony Gangelhoff

Telecopier: 877-410-5023

Telephone: 612-316-0109

Email: Anthony.Gangelhoff@wellsfargo.com

and

Wells Fargo Bank, National Association

550 S. Tryon Street, 14th Floor

Charlotte, NC 28202

Attention: Mike Pfaff

Telephone: (704) 374-3204

Email: Michael.d.pfaff@wellsfargo.com

2.Conditions to Effectiveness.  The effectiveness of this Amendment is subject to the satisfaction or waiver of the following conditions precedent (the date of such satisfaction or waiver, the “First Amendment Effective Date”):
(a)Administrative Agent shall have received:
(i)counterparts of this Amendment duly executed and delivered by Borrower, Administrative Agent and all of the Banks; and
(ii)a certificate dated as of the First Amendment Effective Date signed by a Responsible Officer of Borrower stating, to the best of the certifying party’s knowledge, the following:
(A)All representations and warranties of Borrower and the other Loan Parties contained in this Amendment, in the Amended Credit

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Agreement and in each of the other Loan Documents are true and correct in all material respects on and as of the First Amendment Effective Date as though made on and as of such date (except in those cases where such representation or warranty expressly relates to an earlier date or is qualified as to “materiality”, “Material Adverse Change” or similar language (which shall be true and correct in all respects) and except for changes in factual circumstances not prohibited thereunder), and
(B)No Default or Event of Default has occurred and is continuing.
(b)All fees owed to the Banks incurred in connection with this Amendment and required to be paid as of the First Amendment Effective Date and all expenses (including, without limitation, the reasonable and documented out-of-pocket fees and expenses of legal counsel of Administrative Agent) for which invoices have been presented to Borrower on or prior to the First Amendment Effective Date shall have been paid.

Administrative Agent shall notify in writing Borrower and the Banks of the effectiveness of this Amendment, and such notice shall be conclusive and binding.

3.Representations and Warranties.  Borrower hereby certifies that: (a) no Default or Event of Default exists as of the date hereof or would exist immediately after giving effect to this Amendment; (b) each of the representations and warranties of Borrower and the other Loan Parties contained in the Amended Credit Agreement and in each of the other Loan Documents are true and correct in all material respects as of the date hereof (except in those cases where such representation or warranty expressly relates to an earlier date or is qualified as to “materiality”, “Material Adverse Change” or similar language (which shall be true and correct in all respects) and except for changes in factual circumstances not prohibited thereunder); (c) no consent, approval, order or authorization of, or registration or filing with, any third party (other than any required filing with the SEC, which, to the extent required, Borrower agrees to file in a timely manner) is required in connection with the execution, delivery and carrying out of this Amendment or, if required, has been obtained; and (d) this Amendment has been duly authorized, executed and delivered so that it constitutes the legal, valid and binding obligation of Borrower, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations contained herein and as may be limited by equitable principles generally.  Borrower confirms that the Obligations remain outstanding without defense, set off, counterclaim, discount or charge of any kind as of the date of this Amendment.  Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of any Loan Document, a waiver of any default or Event of Default under any Loan Document, or a waiver or release of any of the Banks’ or Administrative Agent’s rights and remedies (all of which are hereby reserved).
4.Ratification.  Without in any way establishing a course of dealing by Administrative Agent or any Bank, Borrower hereby reaffirms and confirms its obligations under the Amended Credit Agreement and the other Loan Documents to which it is a party and each and every such Loan Document executed by the undersigned in connection with the Existing Credit

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Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.  This Amendment is not intended to and shall not constitute a novation.  All references to the Existing Credit Agreement contained in the above-referenced documents shall be a reference to the Amended Credit Agreement and as the same may from time to time hereafter be amended, restated, supplemented or otherwise modified.
5.GOVERNING LAW.  This Amendment shall be governed by, and interpreted and construed in accordance with, the laws of the State of New York.
6.Counterparts.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing any such counterpart.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.  The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require Administrative Agent to accept electronic signatures in any form or format without its prior written consent.
7.Headings.  The headings of this Amendment and captions hereunder are for convenience only and shall not affect the interpretation or construction of this Amendment.
8.Miscellaneous.  This Amendment shall constitute a Loan Document under the Amended Credit Agreement.  This Amendment sets forth the entire agreement among the parties hereto relating to the transactions contemplated hereby (except with respect to agreements relating solely to compensation, consideration and the coordinated syndication of the Loan).  No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.  The provisions of this Amendment are intended to be severable.  If for any reason any provision of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.  Borrower hereby represents and warrants that it has consulted with independent legal counsel of its selection in connection herewith and is not relying on any representations or warranties of Administrative Agent or its counsel in entering into this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their authorized officers all as of the day and year first above written.

BORROWER:

JBG SMITH PROPERTIES LP

By:JBG SMITH Properties,

a Maryland real estate investment trust,

its General Partner

By: ____/s/_M. Moina Banerjee_______
Name: M. Moina Banerjee
Title: Chief Financial Officer

Signature Page to First Amendment to Credit Agreement

JBG Smith Properties

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Administrative Agent and a Bank

By:   /s/ Michael Pfaff Name:  Michael PfaffTitle:  Director

Signature Page to First Amendment to Credit Agreement

JBG Smith Properties

BANK OF AMERICA, N.A.,
as a Bank

By:   /s/ Alba L. Perez Name:  Alba L. PerezTitle:      Vice President

Signature Page to First Amendment to Credit Agreement

JBG Smith Properties

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Bank

By:   /s/  Jessica W. Phillips Name: Jessica W. Phillips Title:  Authorized Signatory

Signature Page to First Amendment to Credit Agreement

JBG Smith Properties

PNC BANK, NATIONAL ASSOCIATION,
as a Bank

By:   /s/ Katie Chowdhry Name:  Katie ChowdhryTitle:  Senior Vice President

Signature Page to First Amendment to Credit Agreement

JBG Smith Properties

CITIZENS BANK, N.A.,
as a Bank

By:   /s/ Donald Woods Name:  Donald WoodsTitle:  SVP

Signature Page to First Amendment to Credit Agreement

JBG Smith Properties

TD BANK, N.A.,
as a Bank

By:   /s/ James M. Cupelli Name:  James M. CupelliTitle:  Vice President

Signature Page to First Amendment to Credit Agreement

JBG Smith Properties

U.S. BANK NATIONAL ASSOCIATION,
as a Bank

By:   /s/ Timothy J. Tillman Name:  Timothy J. TillmanTitle:  Senior Vice President

Signature Page to First Amendment to Credit Agreement

JBG Smith Properties

REGIONS BANK,
as a Bank

By:   /s/ Walter E. Rivadeneira Name:  Walter E. RivadeneiraTitle:  Senior Vice President

Signature Page to First Amendment to Credit Agreement

JBG Smith Properties

TRUIST BANK,
as a Bank

By:   /s/ Jonathan White Name:  Jonathan WhiteTitle:  Senior Vice President

Signature Page to First Amendment to Credit Agreement

JBG Smith Properties

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Bank

By:   /s/ Adam Jenner Name:  Adam JennerTitle:  Director

By:   /s/ Steven Jonassen Name:  Steven JonassenTitle:  Managing Director

Signature Page to First Amendment to Credit Agreement

JBG Smith Properties

UNITED BANK,
as a Bank

By:   /s/ Eric Morales Name:  Eric MoralesTitle:  Market President

Signature Page to First Amendment to Credit Agreement

JBG Smith Properties

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Bank

By:   /s/ Casey Ciccone Name:  Casey CicconeTitle: Senior Vice President

Signature Page to First Amendment to Credit Agreement

JBG Smith Properties

GOLDMAN SACHS BANK USA,
as a Bank

By:   /s/ Rebecca Kratz Name:  Rebecca KratzTitle:  Authorized Signatory

Signature Page to First Amendment to Credit Agreement

JBG Smith Properties

ASSOCIATED BANK, NATIONAL ASSOCIATION,
as a Bank

By:   /s/ Mitchell Vega Name:  Mitchell VegaTitle: Senior Vice President

Signature Page to First Amendment to Credit Agreement

JBG Smith Properties

LANDESBANK BADEN-WÜRTTEMBERG, NEW YORK BRANCH,
as a Bank

By:   /s/ David McGannon Name:  David McGannonTitle:  Director

By:  /s/ Alexander Joerg
Name: Alexander Joerg
Title: Managing Director

Signature Page to First Amendment to Credit Agreement

JBG Smith Properties

ING CAPITAL LLC,
as a Bank

By:   /s/ Sofya Shuster Name:  Sofya ShusterTitle: Director

By:   /s/ Elizabeth M. Whitworth Name:  Elizabeth M. WhitworthTitle:  Director

Signature Page to First Amendment to Credit Agreement

JBG Smith Properties

THE BANK OF NOVA SCOTIA,
as a Bank

By:   /s/ Sacha Boxill Name:  Sacha BoxillTitle:  Director, Corporate Banking

-	U.S. Real Estate, Gaming and Leisure

Signature Page to First Amendment to Credit Agreement

JBG Smith Properties

THE BANK OF NEW YORK MELLON,
as a Bank

By:   /s/ Carol Murray Name:  Carol MurrayTitle: Director

Signature Page to First Amendment to Credit Agreement

JBG Smith Properties